Filed pursuant to Rule 497(e) Registration
Nos. 333-57548; 811-10319

Supplement dated September 4, 2020 to the
Summary Prospectus dated July 29, 2020 for the
USA Mutuals Vitium Global Fund (the “Fund”), a series of USA Mutuals

This supplement notifies shareholders of the certain changes being made to the Fund.

Effective immediately, the following changes are applicable to the Fund:

•	Charles L. Norton and Jeffrey W. Helfrich no longer serve as portfolio managers of the Fund. All references to Messrs. Norton and Helfrich in the Summary Prospectus are therefore removed.

•	Ben Warwick and Paul Strehle have replaced Messrs. Norton and Helfrich as co-portfolio managers of the Fund, jointly responsible for its management.

In connection with the changes noted above, the following disclosure and/or revisions are being made to the Fund’s Summary Prospectus:

Portfolio Managers

Mr. Ben Warwick and Mr. Paul Strehle serve as co-portfolio managers of the Vitium Global Fund and have co-managed the Vitium Global Fund since September 2020.